Exhibit 32

CERTIFICATION OF PERIODIC REPORT

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jason D. Davis, President, Treasurer, Chief Executive Officer and Chief Financial Officer of Blue Moose Media, Inc., (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

(1)

the Amended Quarterly Report on Form 10-Q/A, of the Company for the fiscal quarter ended September 30, 2009 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78 o(d)); and

(2)

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 9, 2009

/s/ Jason D. Davis

Jason D. Davis

President and Chief Executive Officer

Treasurer and Chief Financial Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been furnished to Blue Moose Media, Inc. and will be retained by Blue Moose Media, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.